EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Merriman Curhan Ford Group, Inc. on Form 10-Q for the three months ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, D. Jonathan Merriman and Peter V. Coleman, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 17, 2010	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman
Chief Executive Officer

	By:	/s/ PETER V. COLEMAN
Peter V. Coleman
Chief Financial Officer